Exhibit 10.2

GENERAL GUARANTOR SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of March 11, 2014, among the guaranteeing subsidiaries listed on the signature pages hereto (collectively, the “Guaranteeing Subsidiaries”), each a subsidiary of JLL/Delta Dutch Newco B.V., a private limited liability company organized under the laws of the Netherlands, as Issuer (under the Indenture referred to below), and Wells Fargo Bank, National Association, as trustee (under the Indenture referred to below) (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of February 5, 2014, providing for the issuance of an unlimited aggregate principal amount of 7.50% Senior Notes due 2022 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee, subject to certain limitations relating to local law, all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Issuer and Guaranteeing Subsidiaries are authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

(1)          Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2)          Agreement to Guarantee. Each Guaranteeing Subsidiary hereby agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including Article 10 thereof.

(3)          Execution and Delivery.

(a)          To evidence its Guarantee set forth in Section 10.01 of the Indenture, each Guaranteeing Subsidiary hereby agrees that this Supplemental Indenture shall be executed on behalf of such Guaranteeing Subsidiary by its President, Secretary, Assistant Secretary, one of its Vice Presidents or one of its Assistant Vice Presidents or by its legal representatives in accordance with applicable local law, or in the case of a Guarantor organized or formed under the laws of the Netherlands, any director, or any attorney in fact duly authorized in writing, or in the case of a Guarantor organized or formed under the laws of the Cayman Islands, if a company, an authorized Officer or, if a partnership, an authorized Officer of its general partner, or in the case of any Guarantor incorporated under the laws of England and Wales, any director, authorized signatory or any attorney duly authorized in writing.

(b)          If an Officer whose signature is on this Supplemental Indenture no longer holds that office at the time the Trustee authenticates the Note, the Guarantee shall be valid nevertheless.

(c)          The Guaranteeing Subsidiaries agree that the Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee on the Notes.

(4)          Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO CONFLICT OF LAWS PROVISIONS THEREOF.

(5)          Agent for Service; Submission to Jurisdiction; Waiver of Immunity.

(a)          By the execution and delivery of this Supplemental Indenture, the Guaranteeing Subsidiaries that are not incorporated or otherwise organized under the laws of any State (including the District of Columbia and the Commonwealth of Puerto Rico) of the United States (A) acknowledge that they have, by separate written instrument, designated and appointed Patheon Pharmaceuticals Inc., c/o Patheon Inc., 4721 Emperor Boulevard, Suite 200, Durham NC 27703, Attn: Legal Department (together with any successor, the “Agent for Service”), as their authorized agent upon which process may be served in any suit or proceeding based on or arising out of this Supplemental Indenture, that may be instituted in any U.S. federal or state court in the State of New York, or brought under U.S. federal or state securities laws, and acknowledge that the Agent for Service has accepted such designation, (B) submit for themselves and their property to the non exclusive jurisdiction of any such court in any such suit or proceeding, (C) consent that any such proceeding may be brought in any such court and waives trial by jury and any objection that any of them may now or hereafter have to the venue of any such proceeding in any such court or that such proceeding was brought in any inconvenient court and agrees not to plead or claim the same, (D) agree that service of process upon the Agent for Service (or any successor) and written notice of said service to such Persons in accordance with Section 12.01 of the Indenture shall be deemed in every respect effective service of process upon such Persons in any such suit or proceeding and (E) agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

(b)          To the extent that the Guaranteeing Subsidiaries may be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to or arising out of this Supplemental Indenture, to claim for itself or its revenues, assets or properties immunity (whether by reason of sovereignty or otherwise) from suit, from the jurisdiction of any court (including but not limited to any court of the United States of America or the State of New York), from attachment prior to judgment, from set-off, from execution of a judgment or from any other legal process, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Person hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the extent permitted by law.

(6)          Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

(7)          Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(8)          The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries.

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(9)         Subrogation. The Guaranteeing Subsidiaries shall be subrogated to all rights of Holders of Notes against the Issuer in respect of any amounts paid by the Guaranteeing Subsidiaries pursuant to the provisions of Section 10.01 of the Indenture; provided that, if an Event of Default has occurred and is continuing, no Guaranteeing Subsidiaries shall be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Issuer under the Indenture or the Notes shall have been paid in full.

(10)        Successors. All agreements of each of the Guaranteeing Subsidiaries in this Supplemental Indenture shall bind its Successor Guarantor, except as otherwise provided in the seventh paragraph under Section 10.01 of the Indenture or elsewhere in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

BANNER PHARMACAPS INC.
as a Guaranteeing Subsidiary

By:
Name: Dean Wilson
Title: Chief Financial Officer & Treasurer

[Signature Page to General Supplemental Indenture]

CEPH INTERNATIONAL CORPORATION
PATHEON BANNER U.S. HOLDINGS INC.
PATHEON PHARMACEUTICALS INC.
PATHEON PHARMACEUTICALS SERVICES INC.
PATHEON PUERTO RICO ACQUISITIONS CORPORATION
PATHEON PUERTO RICO, INC.
PATHEON INC.
as a Guaranteeing Subsidiary

By:
Name: Michael Lytton
Title: President

BANNER PHARMACAPS EUROPE B.V.
DSM AGRO SERVICES B.V.
JLL/DELTA DUTCH SUB B.V.
PATHEON B.V.
PATHEON COÖPERATIEF U.A.
as a Guaranteeing Subsidiary

By:
Name: Michael Lytton
Title: Authorized Signatory

[Signature Page to General Supplemental Indenture]

JLL PARTNERS FUND V (PATHEON), L.P.
as a Guaranteeing Subsidiary

By: JLL/Delta Dutch Newco B.V., as General Partner

By:
Name: Michael Lytton
Title: Authorized Signatory

[Signature Page to General Supplemental Indenture]

PATHEON FINANCE LLC
PATHEON U.S. HOLDINGS LLC
as a Guaranteeing Subsidiary

By:
Name: Livia Maduri
Title: Secretary

[Signature Page to General Supplemental Indenture]

PATHEON UK LIMITED
as a Guaranteeing Subsidiary

By:
Name: Nick Plummer
Title: Secretary

[Signature Page to General Supplemental Indenture]

DSM PHARMA CHEMICALS NORTH AMERICA, INC.
DSM PHARMACEUTICAL PRODUCTS, INC.
as a Guaranteeing Subsidiary

By:
Name: Hugh C. Welsh
Title: General Counsel & Secretary

DPI NEWCO LLC
as a Guaranteeing Subsidiary

By:
Name: Hugh C. Welsh
Title: President & Secretary

[Signature Page to General Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

[Signature Page to General Supplemental Indenture]